--------------------------------------------------------------------------------
SBL FUND
Member of the Security Benefit Group of Companies
700 Harrison, Topeka, Kansas 66636-0001

                                   PROSPECTUS
                                DECEMBER 1, 1997

     SBL Fund (the "Fund") is an open-end, diversified management investment company of the series type offering portfolios with different investment objectives and strategies.

     SERIES C (MONEY MARKET SERIES) seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

     SERIES K (GLOBAL AGGRESSIVE BOND SERIES) seeks high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

     SERIES O (EQUITY INCOME SERIES) seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     SERIES S (SOCIAL AWARENESS SERIES) seeks capital appreciation by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities that meet certain social criteria established for the Series.

     AN INVESTMENT IN THE FUND, INCLUDING AN INVESTMENT IN SERIES C, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. IN ADDITION TO OTHER RISKS, THE HIGH YIELD, HIGH RISK BONDS IN WHICH SERIES K AND SERIES O MAY INVEST ARE
SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS.

     The Fund's shares are sold to Security Benefit Life Insurance Company ("SBL") for allocation to one or more separate accounts established for funding variable life insurance policies and variable annuity contracts issued by SBL.

     This Prospectus sets forth concisely the information that a prospective investor should know about SBL Fund. It should be read and retained for future reference. A Statement of Additional Information about the Fund, dated October 15, 1997, as supplemented December 1, 1997 has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or
(800) 888-2461.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

                                SBL FUND CONTENTS

                                                                            Page
Financial Highlights......................................................    3
SBL Fund..................................................................    4
Investment Objectives and Policies of the Series..........................    4
  Series C (Money Market Series)..........................................    4
  Series K (Global Aggressive Bond Series)................................    5
  Series O (Equity Income Series).........................................    7
  Series S (Social Awareness Series)......................................    8
Investment Methods and Risk Factors.......................................    9
Management of the Fund....................................................   20
Portfolio Management......................................................   21
Sale and Redemption of Shares.............................................   22
Distributions and Federal Income Tax Considerations.......................   22
Foreign Taxes.............................................................   22
Determination of Net Asset Value..........................................   22
Trading Practices and Brokerage...........................................   23
Performance Information...................................................   24
General Information.......................................................   24
  Organization............................................................   24
  Custodian, Transfer Agent and Dividend-Paying Agent.....................   24
  Contractowner Inquiries.................................................   24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SBL FUND
                              FINANCIAL HIGHLIGHTS

     The following financial highlights for each of the years presented, except the six-month period ended June 30, 1997, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1996, should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, the Fund's independent auditors, appearing in the December 31, 1996 Annual Report which is incorporated by reference in this Prospectus. The Fund's Annual Report also contains additional information about the performance of the Fund and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the years preceding and including the period ended December 31, 1991 and the six-month period ended June 30, 1997, is not covered by the report of Ernst & Young LLP.

                 NET                                     TOTAL
                ASSET         NET        NET GAIN        FROM         DIVIDENDS         DISTRI-
FISCAL          VALUE       INVEST-     (LOSS) ON       INVEST-       (FROM NET         BUTIONS
 YEAR           BEGIN-       MENT       SECURITIES       MENT           INVEST-          (FROM        RETURN         TOTAL
 ENDED          NING OF     INCOME      (REALIZED &      OPERA-          MENT           CAPITAL         OF          DISTRI-
DEC. 31         PERIOD      (LOSS)      UNREALIZED)      TIONS          INCOME)          GAINS)       CAPITAL       BUTIONS
---------------------------------------------------------------------------------------------------------------------------
                                    SERIES C

1987(a)         $12.08      $0.76        $  ---         $ 0.76          $(1.43)         $---           $---        $(1.43)
1988             11.41       0.822          ---           0.822          (0.002)         ---            ---         (0.002)
1989(a)          12.23       1.09           ---           1.09           (0.53)          ---            ---         (0.53)
1990(a)          12.79       1.00           ---           1.00           (1.05)          ---            ---         (1.05)
1991(a)          12.74       0.69          0.01           0.70           (0.92)          ---            ---         (0.92)
1992             12.52       0.43         (0.03)          0.40           (0.71)          ---            ---         (0.71)
1993             12.21       0.29          0.027          0.317          (0.437)         ---            ---         (0.437)
1994             12.09       0.41          0.035          0.445          (0.265)         ---            ---         (0.265)
1995(f)          12.27       0.74         (0.085)         0.655          (0.585)         ---            ---         (0.585)
1996(a)(f)       12.34       0.61          0.01           0.62           (0.40)          ---            ---         (0.40)
1997(h)          12.56       0.316         0.004          0.32             ---           ---            ---           ---

                                    SERIES K

1995(a)(d)(e)   $10.00      $0.54        $ 0.22         $ 0.76          $(0.466)        $(0.044)       $(0.03)     $(0.540)
1996(e)          10.22       0.90          0.50           1.40           (0.77)          (0.13)           ---       (0.90)
1997(e)(h)       10.72       0.48         (0.22)          0.26             ---             ---            ---         ---

                                    SERIES O

1995(a)(d)      $10.00      $0.166       $ 1.534        $ 1.70          $  ---          $  ---         $  ---      $  ---
1996             11.70       0.169         2.173          2.342          (0.03)          (0.002)          ---       (0.032)
1997(h)          14.01       0.08          1.95           2.03             ---             ---            ---         ---

                                    SERIES S

1991(b)         $10.00      $0.05        $ 0.50         $ 0.55          $ ---           $  ---         $  ---      $  ---
1992(a)          10.55       0.03          1.691          1.721          (0.021)           ---            ---       (0.021)
1993             12.25       0.02          1.432          1.452          (0.012)           ---            ---       (0.012)
1994             13.69       0.08         (0.595)        (0.515)         (0.02)          (0.185)          ---       (0.205)
1995(f)          12.97       0.09          3.507          3.597          (0.077)           ---            ---       (0.077)
1996(f)          16.49       0.03          3.073          3.103          (0.083)         (0.43)           ---       (0.513)
1997(h)          19.08       0.10          2.000          2.100           ---              ---            ---         ---

                                                                       RATIO                       AVERAGE
                 NET                                  RATIO OF         OF NET                     COMMISSION
FISCAL          ASSET                    NET ASSETS   EXPENSES         INCOME                      PAID PER
 YEAR           VALUE       TOTAL          END OF        TO           (LOSS) TO      PORTFOLIO    INVESTMENT
 ENDED          END OF      RETURN         PERIOD      AVERAGE         AVERAGE       TURNOVER      SECURITY
DEC. 31         PERIOD        (d)        (THOUSANDS)  NET ASSETS      NET ASSETS       RATE        TRADED(j)
------------------------------------------------------------------------------------------------------------
                                    SERIES C

1987(a)         $11.41       6.4%         $ 44,463      0.66%           6.37%          ---          $  N/A
1988             12.23       7.2%           82,904      0.65%           7.17%          ---             N/A
1989(a)          12.79       9.0%           94,560      0.63%           8.58%          ---             N/A
1990(a)          12.74       8.0%           73,599      0.60%           7.66%          ---             N/A
1991(a)          12.52       5.6%           86,610      0.61%           5.42%          ---             N/A
1992             12.21       3.2%           87,246      0.61%           3.19%          ---             N/A
1993             12.09       2.6%           99,092      0.61%           2.65%          ---             N/A
1994             12.27       3.7%          118,668      0.61%           3.70%          ---             N/A
1995(f)          12.34       5.4%          105,436      0.60%           5.27%          ---             N/A
1996(a)(f)       12.56       5.1%          128,672      0.58%           4.89%          ---             N/A
1997(h)          12.88       2.5%          138,376      0.58%           5.00%          ---             N/A

                                    SERIES K

1995(a)(d)(e)   $10.22       7.6%        $  5,678       1.63%          11.03%           127%        $   N/A
1996(e)          10.72      13.7%          12,720       0.84%          10.79%            86%            N/A
1997(e)(h)       10.98       2.4%          15,785       0.60%           9.56%           107%            N/A

                                    SERIES O

1995(a)(d)      $11.70      17.0%        $ 13,528       1.40%           3.0%             3%        $   N/A
1996             14.01      20.0%          62,377       1.15%           2.62%            22%         0.0385
1997(h)          16.04      14.5%         105,087       1.09%           2.49%            49%         0.0314

                                    SERIES S

1991(b)         $10.55       5.5%        $  2,711       1.00%           1.49%           162%        $   N/A
1992(a)          12.25      16.4%           9,653       0.92%           0.24%           110%            N/A
1993             13.69      11.9%          19,490       0.90%           0.23%           105%            N/A
1994             12.97      (3.7%)         24,539       0.90%           0.75%            67%            N/A
1995(f)          16.49      27.7%          36,830       0.86%           0.75%           122%            N/A
1996(f)          19.08      18.8%          57,497       0.84%           0.30%            67%         0.0602
1997(h)          21.18      11.0%          74,079       0.82%           0.48%            57%         0.0600

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) The date of inception for Series S was May 1, 1991. On this date the Series commenced operations with a net asset value of $10 per share. Percentage amounts for the initial period of the series have been annualized, except for total return.

(c) Total return information does not take into account (i) any sales charges paid at the time of purchase, (ii) expenses of the separate account, or
     (iii) expenses of the related variable annuity or variable life insurance contract. Inclusion of these charges would reduce the total return information for all periods shown.

(d) Series K and O were initially capitalized on June 1, 1995 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(e) Fund expenses were reduced by the Investment Manager during the periods, and expense ratios absent such reimbursement for Series K would have been 2.03% in 1995, 1.59% in 1996 and 1.35% in 1997.

(f) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Series S expense ratio was reduced as a result of such credits and would have been 0.84% in 1995 had such credits been included.

(g) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

(h) Unaudited figures for the six-month period ended June 30, 1997. Percentage amounts for the period except total return, have been annualized.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SBL FUND

     SBL Fund (the "Fund"), a Kansas corporation, was organized on May 26, 1977, to serve as the investment vehicle for certain of Security Benefit Life Insurance Company's ("SBL") variable annuity and variable life separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts established for the purpose of funding variable annuity and variable life insurance contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund.

     The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its agencies or instrumentalities, or purchase more than 10 percent of the outstanding voting securities of any issuer. In addition, no Series will invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations is set forth in the Fund's "Statement of Additional Information."

     It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither SBL nor SBL Fund currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contractowners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policyowners and contractowners resulting from changes in state insurance law, changes in federal income tax regulation, changes in the investment management of any portfolio of the underlying fund, and the differences between voting instructions given by policyowners and contractowners. The Board will determine what action, if any, should be taken in response to any such conflicts. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, SBL would bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale resulting from a larger combined fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

     The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved. Some of the risks involved are described below and in the Statement of Additional Information. The investment objective and policies of each Series may be modified at any time without stockholder approval. However, each of the Series is subject to certain investment policy limitations set forth in the Statement of Additional Information, which may not be changed without stockholder approval. Each of the Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and policies. See the discussion of borrowing under "Investment Methods and Risk Factors." Pending investment in other securities or to meet potential redemptions or expenses, each Series may invest in certificates of deposit issued by banks, bank demand accounts, repurchase agreements and high quality money market instruments.

SERIES C (MONEY MARKET SERIES)

     The investment objective of Series C is to seek as high a level of current income as is consistent with preservation of capital, similar to the objective associated with a "money market" fund or series. The Series will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments (e.g., instruments rated Aaa or Prime-1 by Moody's or AAA or A-1 by S&P or unrated securities that are determined to be of equivalent quality by the Investment Manager under procedures adopted by the Fund's Board of Directors). Series C may also invest up to 5 percent of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., instruments rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). Series C will purchase only securities that the Investment Manager determines present minimal credit risk under procedures adopted by the Fund's Board of Directors and that satisfy the quality requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The Series may invest in money market instruments with varying maturities (but not longer than thirteen months), consisting of obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) (see the Statement of Additional Information for a description of the differing levels of guarantees associated with these types of securities) and instruments fully collateralized with such obligations such as repurchase agreements; obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, and instruments fully collateralized with such obligations such as repurchase agreements (the additional risks involved in such agreements are discussed under "Investment Methods and Risk Factors"); or commercial paper issued by corporations or other corporate debt instruments, subject to the limitations on investment in instruments in the second-highest rating category, discussed above. The Statement of Additional Information contains a description of commercial paper and corporate bond ratings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Series C may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on Variable Rate Instruments is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Series C determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the 1940 Act which allows the Series to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Certain of the securities purchased by Series C may be restricted as to disposition under the federal securities laws provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Series' policy that not more than 10 percent of total assets will be invested in illiquid securities. See the description of such securities under "Investment Methods and Risk Factors" -- "Restricted Securities."

     Investment in Series C involves minimal market risk and, to reduce the effect of fluctuating interest rates on the net asset value of its shares, Series C intends to maintain a dollar weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Series C investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations. The Statement of Additional Information contains a description of the principal types of securities and instruments in which Series C will invest.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

     The primary investment objective of Series K is to seek to provide high current income. Capital appreciation is a secondary objective. As used herein, the term "bond" is used to describe any type of debt security. Under normal circumstances, the Series will invest at least 65 percent of its total assets in bonds as defined herein. The Series under normal circumstances invests substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and (iii) emerging markets. The Series selects particular debt securities in each sector based on their relative investment merits. Within each area, the Series selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Series may invest consist of bonds, notes, debentures and other similar instruments. The Series may invest up to 100 percent of its total assets in U.S. and foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Series may also invest in securities that are in default as to payment of principal and/or interest. See "Investment Methods and Risk Factors" -- "Risks Associated with Investments in High-Yield Lower-Rated Debt Securities." Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Series' ability to achieve its investment objectives is thus more dependent on the credit analysis of the Series' Sub-Advisers, Lexington Management Corporation ("Lexington") and MFR Advisors, Inc. ("MFR"), than would be the case if the Series were to invest in higher quality bonds. Investors should purchase shares only as a supplement to an overall investment program and only if willing to undertake the risks involved.

     For the year ended December 31, 1996, the dollar weighted average of Series
K's  holdings   (excluding   equities)   had  the   following   credit   quality
characteristics.

INVESTMENT                                      PERCENT OF NET ASSETS
U.S. Government Securities......................         5.3%
Cash and other Assets, Less Liabilities.........         0.1%
Rated Fixed Income Securities
  AAA...........................................        15.6%
  AA............................................         7.3%
  A.............................................        14.9%
  Baa/BBB.......................................        21.9%
  Ba/BB.........................................        11.9%
  B.............................................        23.0%
  Caa/CCC.......................................           0%
Unrated Securities Comparable in Quality to
  A.............................................           0%
  Baa/BBB.......................................           0%
  Ba/BB.........................................           0%
  B.............................................           0%
  Caa/CCC.......................................           0%
                                                       -----
Total...........................................       100.0%

The foregoing table is intended solely to provide disclosure about Series K's asset composition during the year ended December 31, 1996. The asset composition after this may or may not be approximately the same as shown above.

     "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, Lexington currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by Lexington and MFR and approved by the Fund's Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     Because of the special risks associated with investing in emerging markets, an investment in the Series should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets which are in addition to the usual risks of investing in developed foreign markets around the world. See the discussion of the risks of investing in emerging markets under "Investment Methods and Risk Factors" -- "Emerging Markets Risks."

     The Series' investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations, "Brady Bonds" and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The Series may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. Series K also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks. The Series may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. For a more detailed discussion of these instruments and the risks associated with investing therein, see "Sovereign Debt," "Loan Participations and Assignments" and "Brady Bonds" under "Investment Methods and Risk Factors."

     The Series intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Series' investment objectives, Lexington and MFR may employ a temporary defensive investment strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100 percent of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Series' investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, or if unrated, determined to be of comparable quality by Lexington or MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by Lexington or MFR. It is impossible to predict whether, when or for how long the Series will employ defensive strategies. To the extent the Series adopts a temporary defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Series shares or to meet ordinary daily cash needs, the Series temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

     The Series invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Series may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Series is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" -- "Currency Risk" and "Foreign Investment Risks."

     Lexington and MFR will seek to allocate the assets of the Series in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, Lexington and MFR intend to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Series. Securities held by the Series may be invested in without limitation as to maturity. Lexington and MFR evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Series may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques, although the Series is not committed to using such techniques and may be fully exposed to changes in currency exchange rates.

     In seeking to protect against currency exchange rate or interest rate changes that are adverse to its present or prospective positions, the Series may employ certain risk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. The Series may purchase call and put options and write such options on a "covered" basis. The Series also may enter into interest rate currency and index swaps and purchase or sell related caps, floors and collars and other derivatives. The Series may enter into derivatives securities transactions without limit. See the discussion of "Forward Currency Transactions," "Options," "Futures Contracts and Related Options," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors." There can be no assurance that the Series' risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets.

     The Series may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Series' policy that not more than 15 percent of the Series' net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The Series may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Series may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors." Series K may invest up to 5 percent of its total assets in zero coupon securities. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

SERIES O (EQUITY INCOME SERIES)

     The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Series emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Series' investments is expected to be a significant contributor to the Series' total return. The Series' income yield is expected to be significantly above that of the Standard & Poor's 500 Stock Index ("S&P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

     The investment program of the Series is based on several premises. First, the Series' Sub-Adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, T. Rowe Price believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

     To achieve its objective, the Series, under normal circumstances, will invest at least 65 percent of its assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by T. Rowe Price. To enhance capital appreciation potential, the Series also uses a value-oriented approach, which means it invests in stocks it believes are currently undervalued in the market place. The Series' investments will generally be made in companies which share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price-earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to the company's underlying value as measured by assets, earnings, cash flow or business franchises.

     The Series may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities). The Series would invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality.

     Series O may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Series. Such securities may include securities rated below investment grade (e.g., securities rated Ba or lower by Moody's or BB or lower by S&P). The Series will not purchase such a security (commonly referred to as a "junk bond") if immediately after such purchase the Series would have more than 10 percent of its total assets invested in such securities. See "Investment Methods and Risk Factors" -- "Risks Associated with Investment in High-Yield Lower-Rated Debt Securities" for a discussion of the risks associated with investing in such securities.

     Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities, real estate investment trusts (REITs) and warrants, when considered consistent with the Series' investment objective and program. See the "Investment Methods and Risk Factors" -- "Real Estate Securities" for a discussion of the risks of investing in such securities.

     The Series' investments in foreign securities include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
as ADRs). The Series may invest up to 25 percent of its total assets in foreign securities. See the discussion of the risks associated with investing in foreign securities under "Investment Methods and Risk Factors," "American Depositary Receipts (ADRs)," "Currency Risk" and "Foreign Investment Risks."

     The Series may also engage in a variety of investment management practices, such as buying and selling futures and options. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting its overall exposure to certain markets. The Series may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies. The Series may write call and put options only on a "covered" basis. It is the Series' operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5 percent of the Series' net asset value and, with respect to options on securities, the total market value of securities against which the Series has written call or put options may not exceed 25 percent of its total assets. The Series will not commit more than 5 percent of its total assets to premiums when purchasing call or put options. The Series may also invest up to 10 percent of its total assets in hybrid instruments which are described under "Investment Methods and Risk Factors" -- "Hybrid Instruments." Also see the discussion of "Forward Currency Transactions," "Futures Contracts and Related Options" and "Options" under "Investment Methods and Risk Factors."

     The Series may also invest in restricted securities described under "Investment Methods and Risk Factors." The Series' investment in such securities, other than Rule 144A securities, is limited to 5 percent of its net assets. Series O may invest in securities on a "when issued" or "delayed delivery basis" as discussed in "Investment Methods and Risk Factors." The Series may borrow money as described under "Investment Methods and Risk Factors" -- "Borrowing." The Series will not purchase securities when borrowings exceed 5 percent of its total assets. The Series may hold a certain portion of its assets in money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Series may invest without limitation in such securities. The Series may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Series' total assets. See "Investment Methods and Risk Factors" -- "Lending of Portfolio Securities" for a discussion of the risks associated with securities lending.

SERIES S (SOCIAL AWARENESS SERIES)

     The investment objective of Series S is to seek capital appreciation. In seeking its objective, Series S will invest in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities. From time to time, the Series may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Series may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Series' social criteria are satisfied.

     Series S may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Series will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Series' net assets. The Series may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Series' portfolio securities covering call or put options will not exceed 25 percent of the Series' net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors."

     Series S will seek investments that comply with the Series' social criteria and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Series may be limited as compared to those of similar funds which do not impose such restrictions on investment.

     Series S will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Series will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. Series S will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Series may
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by Security Management Company, LLC (the "Investment Manager"). In addition, the Series will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. In addition to its own research with respect to an issuer's activities, the
Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg, Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Series.

     If after purchase of an issuer's securities by Series S, it is determined that such securities do not comply with the Series' social criteria, the securities will be eliminated from the Series' portfolio within a reasonable time. This requirement may cause the Series to dispose of a security at a time when it may be disadvantageous to do so.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.

INVESTMENT VEHICLES

     CONVERTIBLE SECURITIES -- Each of the Series, except Series C, may invest in convertible securities. A convertible security is a fixed income security or a preferred stock that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     WARRANTS -- Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     U.S. GOVERNMENT SECURITIES -- Each Series may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

     MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Certain CMOs, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates are very volatile in price and may have lower liquidity than most mortgage-backed securities. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series' investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.

     ASSET-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     REAL ESTATE SECURITIES -- Certain Series may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirement of the Internal Revenue Code, as amended ( the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Series may dispose of a commitment prior to settlement if the Investment Manager or relevant Sub-Adviser deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

     RESTRICTED SECURITIES -- Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Series' limitation on illiquid securities.

     Trading restricted securities pursuant to Rule 144A may enable a Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of a Series' investment in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Series might obtain a less favorable price than prevailing when it decided to sell.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Board of Directors, some restricted securities and Rule 144A Securities may be considered liquid.

     The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes;
(2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     BRADY BONDS -- Certain Series may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Uruguay and Venezuela, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Series K may invest in either collateralized or uncollateralized Brady Bonds denominated in various currencies. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS -- Certain Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). The majority of Series K's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Series may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Investment Manager or relevant Sub-Adviser to be creditworthy. When a Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     A Series may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
may make it more difficult for the Series to assign a value to those securities for purposes of valuing the Series' portfolio and calculating its net asset value.

     ZERO COUPON SECURITIES -- Certain Series may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Certain Series also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Series' income. Accordingly, for a Series to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Distributions and Federal Income Tax Considerations"), the Series may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Series' cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Series will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     SOVEREIGN DEBT -- Certain Series may invest in sovereign debt securities of emerging market governments, including Brady Bonds (described above). Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Series' net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Series' investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Manager or relevant Sub-Adviser intends to manage the Series in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Series to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries in which Series K expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
hard currencies, its ability to make hard currency payment could be affected.

     Investors should also be aware that certain sovereign debt instruments in which the Series may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Series may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- A repurchase agreement is a contract under which a Series would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Series to resell such security at a fixed time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate of the purchased security. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. Each of the Series intends to limit repurchase agreements to institutions believed by the Investment Manager or relevant Sub-Adviser to present minimal credit risk.

     Certain Series may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Certain Series also may enter into "dollar rolls," in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

     At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from a Series' assets for purposes of calculating compliance with the Series' borrowing limitation. See "Borrowing," below.

MANAGEMENT PRACTICES

     CASH RESERVES -- Each Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may be invested in domestic, and for certain Series, foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the Investment Manager or Sub-Adviser equivalent. Series K and O may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     SHARES OF OTHER INVESTMENT COMPANIES -- Series K and O may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Series' total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     BORROWING -- Each Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. Borrowings will not exceed 5 percent of the total
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
assets of each Series except Series K and O, borrowings of which may not exceed 33 1/3 percent of total assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Series O may not purchase securities when borrowings exceed 5 percent of its total assets.

     LENDING OF PORTFOLIO SECURITIES -- Certain Series may lend securities to broker-dealers, institutional investors, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against currency exchange rate or interest rate changes that are adverse to their present or prospective positions, certain Series may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. Series K also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars and other derivatives. See "Swaps, Caps, Floors and Collars" below. There can be no assurance that such risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, a Sub-Adviser may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, certain Series may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Such Series may enter into forward currency contracts either with respect to specific transactions or with respect to the respective Series' portfolio positions. For example, when a Series anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, if the Investment Manager or relevant Sub-Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, certain Series may enter into a forward contract to sell the currency the Investment Manager or Sub-Adviser expects to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency.

     The Series' use of forward currency contracts or options and futures transactions involve certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: dependence on the Investment Manager or relevant Sub-Adviser's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Series' currency risks are different from those needed to select the securities in which a Series invests. The Series also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     OPTIONS -- A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Series purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Series, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Series assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. A Series will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Series' portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.

     The Series may write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
market value of the optioned securities or currencies. During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Series' ability to close out options it has written.

     A call option on a stock index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

     A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Series may write only covered put options, which means that the Series will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Series will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times which the put option is outstanding. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     A put option on a stock index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

     A Series may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

     FUTURES CONTRACTS AND RELATED OPTIONS -- Certain Series may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Series may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Series' securities from a decrease in value. When a Series writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts include interest rate futures contracts and stock index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, the Fund filed for the Series with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that:
(i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of each Series' assets; and (ii) with respect to each futures contract purchased or long position in an option contract, each Series will set aside in a segregated account cash or liquid securities in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of the Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indexes or other securities, provided that
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     Each Series will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

     SWAPS, CAPS, FLOORS AND COLLARS -- Series K may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay at a later date.

     Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     HYBRID INSTRUMENTS -- These instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Series may not be successful.

RISK FACTORS

     GENERAL -- Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities generally fluctuates inversely with interest rate movements. Longer term bonds held by a Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Series' total return, and a Series' attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Series is unable to close out its position due to distortions in the market or lack of liquidity. A Series' risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures, options and forward contracts involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. If the Investment Manager or relevant Sub-Adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such Series, such Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Series' ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Series.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Series diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager or relevant Sub-Adviser to correctly forecast interest rate movements and general stock market price movements.

     FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.

     Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities for foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities.

     A Series' income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect the investments of the Series in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Series that invest in securities denominated in currencies other than the U.S. dollar, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of a Series' shares, and also may affect the value of dividends and interest earned by the Series and gains and losses realized by the Series. In addition, the Series may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     EMERGING MARKETS RISKS -- Because of the special risks associated with investing in emerging markets, an investment in a Series investing in such markets should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Series could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Emerging markets may include former communist countries. There is a possibility that these countries may revert back to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
to conduct such transactions. The inability of the Series to make intended securities purchases due to settlement problems could cause the Series to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the portfolio securities of the Series in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD LOWER-RATED DEBT SECURITIES -- Investment in debt securities rated below investment grade involves a high degree of risk. Debt securities rated BB, B, CCC, CC and C by S&P and Ba, B Caa, Ca and C by Moody's, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds. As noted above, certain Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

DESCRIPTION OF CORPORATE BOND RATINGS

               MOODY'S        STANDARD &
              INVESTORS         POOR'S
            SERVICE, INC.     CORPORATION           DEFINITION
            -------------------------------------------------------
                 Aaa              AAA            Highest quality
                 Aa                AA              High quality
                  A                A            Upper medium grade
                 Baa              BBB              Medium grade
                 Ba                BB          Lower medium grade/
                                               speculative elements
                  B                B               Speculative
                 Caa              CCC           More speculative/
                 Ca                CC          possibly in or high
                  C                C             risk of default
                 ---               D                In default
              Not rated        Not rated            Not rated

     For a more complete description of the corporate bond ratings, see the Appendix to the Fund's Statement of Additional Information.

     The market value of lower quality debt securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Investment Methods and Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. A Series also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

MANAGEMENT OF THE FUND

     The management of the Fund's business and affairs is the responsibility of the Fund's Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison, Topeka, Kansas 66636-0001, is responsible for selection and management of the Fund's portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company. The Investment Manager also acts as investment adviser to Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Cash Fund, Security Equity Fund, and Security Tax-Exempt Fund. The Investment Manager currently manages $3.5 billion in assets.

     The Investment Manager has engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide investment advisory services to Series K of the Fund. Pursuant to the agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series K and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington which was established in 1938 currently serves as an investment adviser, Sub-adviser and/or sponsor to 21 investment companies with varying objectives and manages over $3.8 billion in assets.

     Lexington has entered into a sub-advisory contract with MFR Advisors, Inc. ("MFR"), One Liberty Plaza, New York, New York 10006, under which MFR will provide Series K with investment and economic research services. MFR has been an investment adviser since 1992 and currently acts as investment adviser to Global High Yield Fund, Global Asset Allocation Fund and Emerging Markets Total Return Fund, a sub-adviser to the Lexington Ramirez Global Income Fund and also serves as an institutional manager for private clients. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez"), which was established in August of 1992 to provide global economic consulting services. Ramirez owns 80 percent of the outstanding common stock of MFR. Maria Fiorini Ramirez owns 100 percent of the outstanding capital stock of Ramirez, and Freedom Securities Corporation owns preferred securities which would under certain circumstances be convertible to 20 percent of Ramirez's common stock. Security Benefit Life Insurance Company ("SBL") owns the remaining 20 percent of the outstanding common stock of MFR and has stock rights that would enable SBL in the future to acquire up to 100 percent of the ownership in MFR.

     The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, organized in 1937 under the laws of the state of Maryland by the late Thomas Rowe Price, Jr., to provide certain investment advisory services to Series O. Pursuant to the agreement, T. Rowe Price furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of Series O and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. T. Rowe Price is a publicly held company, which with its affiliates manages
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
over $95 billion in assets for over 4.5 million individual and institutional investor accounts.

     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Manager manages the Fund's portfolios in accordance with each Series' stated investment objective and policies and makes all investment decisions, except that the Investment Manager supervises such management of Series K by Lexington and Series O by T. Rowe Price. As compensation for its management services, the Investment Manager receives on an annual basis, an amount equal to .75 percent of the average net assets of Series S and K; .50 percent of the average net assets of Series C; and 1.00 percent of the average net assets of Series O, computed on a daily basis and payable monthly.

     The Investment Manager pays Lexington an annual fee equal to .35 percent of the average net assets of Series K for management services provided to Series K. For the services provided to Lexington by MFR, MFR, receives from Lexington, on an annual basis, a fee equal to .15 percent of the average net assets of Series K, calculated daily and payable monthly.

     The Investment Manager pays T. Rowe Price an annual fee equal to .50 percent of the first $20,000,000 of average net assets of Series O and .40 percent of such assets in excess of $20,000,000 for management services provided to Series O. For any month in which the average daily net assets of Series O exceeds $50,000,000, T. Rowe Price will waive .10 percent of its investment management fee on the first $20,000,000 of average net assets of the Series. Such fee is calculated daily and payable monthly.

     The Investment Manager also acts as administrative agent for each Series of the Fund, and as such performs administrative functions, bookkeeping, accounting and pricing functions for the Fund. For providing these services, the Investment Manager receives on an annual basis a fee of .045 percent of the average daily net assets of the Fund. For these services, the Investment Manager also receives, with respect to Series K, an annual fee equal to the greater of .10 percent of the Series average net assets or $60,000.

     The expense ratio of each Series for the fiscal year ended December 31, 1996, was as follows: Series C - .58 percent; Series K - .84 percent; Series O -
1.15 percent; and Series S - .84 percent. During the fiscal year ended December 31, 1996, the Investment Manager waived the management fee of Series K, and during the fiscal year ending December 31, 1997, the Investment Manager will waive the management fee of Series K. In the absence of such waiver, the expense ratio for Series K would have been higher.

PORTFOLIO MANAGEMENT

     SERIES K (GLOBAL AGGRESSIVE BOND SERIES) is managed by an investment management team of Lexington and MFR. Denis P. Jamison and Maria Fiorini Ramirez have day-to-day responsibility for managing Series K and have managed the Series since its inception in 1995. SERIES O (EQUITY INCOME SERIES) is managed by an Investment Advisory Committee of T. Rowe Price consisting of Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard P. Howard and William J. Stromberg. Mr. Rogers has had day-to-day responsibility for managing the Series since its inception in 1995. SERIES S (SOCIAL AWARENESS SERIES) is managed by the Investment Manager's Social Responsibility Team, which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. The Social Responsibility Team is responsible for determining general investment strategy and monitoring portfolio guidelines. Cindy Shields, Portfolio Manager, has day-to-day responsibility for managing Series S and has managed the Series since 1994.

     John D. Cleland has been involved in the securities industry for more than 30 years. Before joining the Investment Manager in 1968, he was involved in the investment business in securities and residential and commercial real estate for approximately ten years. Mr. Cleland earned a Bachelor of Science degree from the University of Kansas and an M.B.A. from Wharton School of Finance, University of Pennsylvania.

     Denis P. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy, is responsible for fixed-income portfolio management for Lexington. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining Lexington in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August, 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

     Brian C. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

     Cindy L. Shields, Portfolio Manager of the Investment Manager, has eight years experience in the securities field.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ms. Shields has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. She is a Chartered
Financial Analyst. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She joined the Investment Manager in 1989.

SALE AND REDEMPTION OF SHARES

     Shares of the Fund will be sold to SBL for allocation to variable annuity or variable life separate accounts. Shares are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the stockholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

     Each Series intends to separately qualify and elects to be treated each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, therefore, generally will not be liable for federal income taxes to the extent its net investment income and capital gains are distributed. The Fund expects to distribute, at least once a year, substantially all of each Series' net investment income and net realized capital gains. Such distributions will be reinvested on the payable date in additional shares of the respective Series at the net asset value thereof as of the record date (reduced by an amount equal to the amount of the distribution), unless the shareholder elects to receive cash. Each Series will be treated separately in determining the amounts of income and capital gains distributions to the variable life insurance accounts and the variable annuity accounts. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.

     To comply with regulations under Code section 817(h), each Series is required to diversify its investments. Generally, a Series will be required to diversify its investments so that on the last day of each quarter of the calendar year no more than 55 percent of the value of the total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. If a Series fails to meet the diversification requirements under Code section 817(h), income with respect to life insurance policies and annuity contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such policies and contracts and income for prior periods with respect to the policies and contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. If a Series fails to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code section 817(h).

     Certain requirements relating to the qualification of a Series as a regulated investment company and to the satisfaction of the Code section 817(h) diversification requirements may limit the extent to which a Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series' ability to qualify as a regulated investment company and to satisfy the Code section 817(h) diversification requirements might be affected.

     See "Distributions and Federal Income Tax Considerations" in the Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. The federal tax consequences to purchasers of SBL's variable annuity contracts and variable life insurance policies registered under the Securities Act of 1933 are described in the prospectus applicable to such contracts and such policies, respectively.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Fund intends to operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders and contractowners will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange on each day that the Exchange is open for trading (normally 3:00 p.m. Central time). The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets, less all liabilities, by the number of shares of each Series
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
outstanding. Securities listed or traded on a recognized securities exchange will be valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     The Fund will generally value short-term securities at prices based on market quotations for securities of similar type, yield, quality and duration, except that securities with 60 days or less to maturity may be valued on the basis of the amortized cost valuation technique. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     A similar procedure may be used for portfolio instruments when they reach 60 days to maturity, with the value of the instrument on the 61st day being used rather than cost. While this method provides certainty in valuation, it may result in periods during which value (as determined by amortized cost) is higher or lower than the price the Fund would receive if the security were sold.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of Series investing in foreign securities generally are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Consequently, the calculation of the net asset value may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Board of Directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

TRADING PRACTICES AND BROKERAGE

     The annual portfolio turnover rate of Series S may exceed 100 percent, and at times may exceed 150 percent. The annual turnover rate of Series K may exceed 100 percent. The annual turnover rate of Series O generally will not exceed 100 percent. Since Series C's investment policies require a maturity shorter than thirteen months, its portfolio turnover rate will generally be 0 percent, although the portfolio will turn over many times during a year as a result of security maturities.

     The portfolio turnover rates of the Series for the fiscal year ended December 31, 1996 were as follows: Series K - 86 percent; Series O - 22 percent; and Series S - 67 percent. The portfolio turnover rate for Series S for the fiscal year ended December 31, 1995 was 122 percent. The annualized portfolio turnover rates for Series K and O for the period June 1, 1995 (date of inception) to December 31, 1995 were 127 percent and 3 percent, respectively. Higher portfolio turnover subjects the Series to increased brokerage costs and may in some cases, have adverse tax effects on the Series or its stockholders.

     The rates of portfolio turnover may be substantially higher during any period when changing market or economic conditions suggest a shift in portfolio emphasis. Thus, a portfolio turnover rate in excess of 100 percent will not necessarily indicate a variation from the stated investment policy.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interest of the Series. In selecting a broker to execute a specific transaction, all relevant factors will be considered such as the broker's ability to obtain the best execution of a particular transaction. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Series. Although the Investment Manager may consider sales of shares of the Series in the selection of a broker, this will not be a qualifying or disqualifying factor.

     Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Fund's Statement of Additional Information
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
for a more detailed description of aggregated transactions and allocation of portfolio brokerage.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include the average annual total return and total return of all Series in advertisements or reports to stockholders or prospective investors. Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of 1, 5, and 10 years (up to the life of the Series), and will assume that all dividends and distributions are reinvested when paid.

     Quotations of total return for any Series will be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return for the period. Total return calculated in this manner will differ from the average annual total return in that it is not expressed in terms of an average rate of return.

     Performance information for a Series may be compared, in reports and promotional literature, to: (i) The Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of average annual total return or total return for the Fund will not take into account charges or deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by Security Benefit Life Insurance Company. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during a particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine average annual total return and total return for the Series, see the Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     SBL Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. The Fund's shares are currently issued in fourteen Series, A, B, C, D, E, J, K, M, N, O, P, S, V and X. The shares of each Series represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Upon issuance and sale, such shares will be fully paid, nonassessable and redeemable. These shares have no preemptive rights, but the shareholders of each Series are entitled to receive dividends as declared for that Series by the Board of Directors of the Fund.

     The shares of each Series have cumulative voting rights for the election of directors. On matters affecting a particular Series, each share of that Series has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the Securities and Exchange Commission, in certain instances a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of the Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Series C and S. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Series K and O, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under rules adopted by the Securities and Exchange Commission. Security Management Company, LLC acts as the Fund's transfer and dividend-paying agent.

CONTRACTOWNER INQUIRIES

     Contractowners who have questions concerning the Fund or wish to obtain additional information, may write to SBL Fund at 700 SW Harrison St., Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.
--------------------------------------------------------------------------------
                                       24